EXHIBIT 10.3.1

First Amendment of Agreement for Livestock

This First Amendment of Agreement for Livestock (this “Amendment”) is made and entered into as of September 26, 2016, with respect to the Agreement for Livestock dated August 24, 2016 by and between Capstone Financial Group, Inc. and [***][1] (the “Agreement”).

1.                  The first paragraph of Section 1 of the Agreement is hereby amended to read in full as follows:

“Seller agrees to sell and deliver to Buyer under the terms and conditions of this Agreement, and Buyer agrees to buy from Seller under the terms and conditions of this Agreement, on the 15th day of each calendar month (or on such other day or days on or around such 15th day of the month, as may be agreed upon by the parties) from September 2016 through June 2017, inclusive, a number of cwt of cattle which is at least 716,500 cwt and no more than 2,400,300 cwt, and a number of cwt of sheep which is at least 248,000 cwt and no more than 744,100 cwt – with the aggregate total cwt of cattle in all Shipments combined not exceeding 10,389,250 and the aggregate total cwt of sheep in all Shipments combined not exceeding 3,142,600. The parties agree to reasonably accommodate each other with regard to the exact day or days of delivery, and Seller agrees to use reasonable commercial efforts to give Buyer at least seven days’ notice of Seller’s intended actual day or days of delivery (if not the 15th of the month) and of the approximate cwt of cattle and the approximate cwt of sheep which Seller proposes to deliver on such day or days (which shall be within the ranges stated in the previous sentence). A hundredweight (“cwt”) is understood to mean 100 pounds of livestock.”

2.                  The parties acknowledge that the initial Shipment has been delayed for a number of days past September 15, 2016, and the parties acknowledge that they have a satisfactory understanding as to the intended actual day or days of delivery and of the approximate cwt of cattle and the approximate cwt of sheep which Seller proposes to deliver on such day or days, for the “September 15, 2016” Shipment.

3.            Section 8 of the Agreement is hereby amended to read in full as follows:

“Any notice, report, request, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person to [***] (if to Buyer) or to 8600 Transit Road, East Amherst, New York 14051, USA, attention: Darin Pastor, Chief Executive Officer (if to Seller) or if emailed to [***] (if to Buyer) or to dpastor@capstonefg.com (if to Seller). Either party may change its address or email address for all future notices, reports, requests, approvals and consents by giving, pursuant to this Section 8, written notice of such change of address or email address.”

4.            Except as otherwise expressly set forth in this Amendment, the Agreement remains unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have set their hands to this First Amendment of Agreement for Livestock as of the day and year first above written.

CAPSTONE FINANCIAL GROUP, INC.

By: /s/ Darin Pastor

Name: Darin Pastor

Title: Chief Executive Officer

Date: 9/25/16

[1] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[***]2

By: /s/ [***]

Name: [***]

Title: Managing Director

Date: 25/9/16

2 CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.